MAINSTAY VP FUNDS TRUST

MainStay VP High Yield Corporate Bond Portfolio

(the “Portfolio”)

Supplement dated June 3, 2014 (“Supplement”) to the Summary Prospectuses,

Prospectuses, and Statement of Additional Information, each dated May 1, 2014, as supplemented

Effectively immediately, J. Matthew Philo no longer serves as a Portfolio Manager of the Portfolio. Andrew Susser continues to serve as Portfolio Manager of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.